United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the  Registrant  [ X ]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 FiberCore, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      5)  Total fee paid:

      --------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      --------------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      3)  Filing Party:

      --------------------------------------------------------------------------
      4)  Date Filed:

      --------------------------------------------------------------------------

                                 FIBERCORE, INC.
                               253 WORCESTER ROAD
                                  P.O. BOX 180
                          CHARLTON, MASSACHUSETTS 01507

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 27, 2000

                                -----------------


         The Annual Meeting of Shareholders of FiberCore, Inc. (the "Company") will be held at the Seaport Hotel, (The World Trade Center), 164 Northern Ave., Boston, Massachusetts 02210 on Thursday, July 27, 2000, at 9:00 A.M., Eastern Daylight Time, for the following purposes:

         1. To elect two Class III directors for a three year term expiring at the annual meeting in 2003;

         2. To consider and take action on the approval of the Company's 2000 Long-Term Incentive Stock Plan;

         3.       To consider and take action on the  ratification  of selection
                  of  Deloitte  &  Touche  LLP  as  the  Company's   independent
                  certified public accountants for 2000;

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on May 31, 2000 will be entitled to receive notice of and to vote at the meeting.

         Shareholders are cordially invited to attend the meeting in person. However, whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope. It is important that your shares are represented at the meeting, and your promptness will assist us to prepare for the meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                                        Sincerely,


                                        /s/ Charles De Luca
                                        -------------------
                                        Charles De Luca
                                        Secretary

Charlton, Massachusetts
June 19, 2000

                                 FIBERCORE, INC.
                               253 WORCESTER ROAD
                                  P.O. BOX 180
                          CHARLTON, MASSACHUSETTS 01507

                                     -------


                                 PROXY STATEMENT


             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 27, 2000

                                     -------

                               GENERAL INFORMATION

          This Proxy Statement is furnished to shareholders of FiberCore, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at its Annual Meeting of Shareholders (the "Meeting"). The Meeting is scheduled to be held on Thursday, July 27, 2000, at 9:00 A.M., Eastern Daylight Time, at the Seaport Hotel, (The World Trade Center), 164 Northern Ave., Boston, Massachusetts 02210, and at any and all adjournments thereof. It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed form of proxy will commence on or about June 19, 2000.

         At the Meeting, shareholders will be asked to vote upon: (1) the election of two Class III directors for a three year term; (2) a proposal to adopt the Company's 2000 Long-Term Incentive Stock Plan; (3) the ratification of the selection of independent certified public accountants for 2000; and (4) such other business as may properly come before the Meeting and any and all adjournments thereof.


VOTING RIGHTS AND VOTES REQUIRED

         The close of business on May 31, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of the close of business on such date, the Company had outstanding and entitled to vote 50,317,418 shares of common stock, par value $.001 per share ("Common Stock").

         A majority of the outstanding shares of the Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of the Common Stock entitled to vote at the Meeting will have one vote for each share so held. Proxies submitted by brokers that do not indicate a vote for one or more of the proposals because the holders do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on those proposals are called "broker non-votes."

         There are differing shareholder vote requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Meeting, meaning the two nominees receiving the most votes will be elected directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the 2 management nominees unless the proxy contains instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. However, such action will not reduce the number of votes otherwise received by the nominee.

         The approval of the Company's 2000 Long-Term Incentive Stock Plan requires an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. For this proposal, an abstention will have the same effect as a vote against the proposal. Broker non-votes will not be voted for or against the proposal and will not be counted as entitled to vote.

         Finally, ratification of the auditors requires that the number of votes cast for ratification exceed those cast against ratification. Abstentions and broker non-votes will have no effect on this vote.

VOTING OF PROXIES

         If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting as specified in the proxy. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the three proposals.

REVOCATION OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by a shareholder at any time before it is exercised. A proxy may be revoked by a writing, by a valid proxy bearing a later date delivered to the Company or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

         The Company will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the Meeting to beneficial owners of the Common Stock. The solicitation will be by mail, with the material being forwarded to the shareholders of record and certain other beneficial owners of the Common Stock by the Company's officers and other regular employees (at no additional compensation). Such officers and employees may also solicit proxies from shareholders by personal contact, by telephone or by telegraph if necessary in order to assure sufficient representation at the Meeting.

         Mr. Michael J. Beecher, Chief Financial Officer, will receive and tabulate proxies and act as inspector of election for the Meeting.


1. ELECTION OF DIRECTORS

         At the Meeting, two directors are to be elected to serve as follows: two Class III directors for a three year term expiring at the annual meeting in 2003; and in each case until their successors are elected and qualified. The Board currently consists of five members.

         The two persons designated by the Board of Directors as nominees for election as directors at the Meeting are: Dr. Mohd A. Aslami and Mr. Charles De Luca.

         Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the two nominees. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors. The Board expects that each nominee named in the following table will be available for election.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

Information about the nominees is set forth immediately below.

Nominees for Director for three year term ending in 2003

Name of                                      Position   with   Company  or  Principal     Year First Elected
Nominee                                      Occupation                                    a Director
-------                                      ----------                                    ----------
Dr. Mohd A. Aslami                           Chairman  of  the  Board  of   Directors          1993
                                             President and Chief Executive Officer

Charles De Luca                              Director,    Secretary    and   Managing          1993
                                             Director of FiberCore Jena GmbH


EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain information with respect to each person who was an executive officer, director, or nominee for director of the Company as of December 31, 1999.

         Name                                               Age                 Position
         ----                                               ---                 --------
Mohd A. Aslami                                               53        Chairman of the Board of Directors,
                                                                       President, Chief Executive Officer, and
                                                                       Chief Technology Officer of the Company

Charles De Luca                                              62        Director, Secretary and Managing Director
                                                                       of FiberCore Jena GmbH ("FCJ"), the
                                                                       Company's wholly owned subsidiary

Michael J. Beecher                                           55        Chief Financial Officer and Treasurer

Steven Phillips                                              54        Director

Hedayar Amin-Arsala                                          58        Director

Javad K. Hassan                                              59        Director

Dr. Aslami is a co-founder, Chairman of the Board of Directors and Chief Executive Officer of the Company. Dr. Aslami has served as Chairman of FiberCore Jena, the Company's wholly-owned subsidiary in Germany, since 1994 and served as FiberCore Jena's Chief Executive Officer between 1994 to 1999. Dr. Aslami also co-founded ALT in 1986, and served as its President, Chief Executive Officer and director from 1986 to 1994. Dr. Aslami received a Ph.D. in chemical engineering from the University of Cincinnati in 1974.

Mr. De Luca is Managing Director of FiberCore Jena GmbH and is a co-founder and director of the Company. Mr. De Luca also co-founded and became an Executive Vice President and director of ALT in 1986. Mr. De Luca received his MBA in marketing and business management from St. Johns University in 1974.

Mr. Beecher became Chief Financial Officer of the Company in April 1996. Mr. Beecher was the Vice President/Treasurer and Chief Financial Officer at the University of Bridgeport from 1989 through 1995. Mr. Beecher is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

Mr. Phillips became a director of the Company in May 1995 and became a director of ALT in 1989. In addition to his consulting activities for the Company, Mr. Phillips also serves as a director and financial advisor for several companies through his company, One Financial Group Incorporated. Until recently, he served as interim Chief Financial Officer for a start-up internet company, and, for five years as Chief Financial Officer of The Winstar Government Securities Company L. P., a registered U.S. Government securities dealer which he co-founded. Since August 1987, Mr. Phillips has served as a director, Secretary and Chief Financial Officer of James Money Management, Inc., a private investment company.

Mr. Amin-Arsala, who became a director of the Company in 1999, has held various senior positions with the World Bank for 18 years. He was in charge of World Bank operations in countries of East and South Asia, retiring in 1987. He served as the Minister of Finance for the Afghan Interim Government from 1989 to 1992, and Minister of Foreign Affairs for Afghanistan from 1993 to 1996. Since 1996, Mr. Amin-Arsala has acted in an advisory capacity to the United Nations and the United States Agency for International Development and has served a number of governmental and non-governmental humanitarian organizations.

Mr. Hassan, who became a director of the Company in 1999, joined AMP Incorporated (now Tyco Electronics Corporation "TEC") in 1988 as Vice President Technology and in 1993 was appointed Corporate Vice President, Strategic Businesses, later renamed Global Interconnect Systems Business ("GISB") where he pioneered and deployed a new strategy to take Tyco from a connector company to a global interconnection systems and solutions organization. He was named President of GISB in 1993. After retiring from Tyco in 1998, Mr. Hassan founded and is Chairman and CEO of NeST (Network Systems and Technologies) a provider of software, systems and electronics design and manufacturing with over 2000 employees. He is Chairman of AM Communications, a public company providing broadband network monitoring and management systems to cable TV operators, and General Partner to MESA (Middle East and Southeast Asia) Venture Capital Fund for targeted investments in US based technology companies. He is a member of the board of several companies and currently serves as Chairman of the Eletronic Development Commission for the Government of Kerala in India. Mr. Hassan received a B.S.M.E. degree from Kerala University in 1962, a Masters of Materials Science degree from the University of Bridgeport, Connecticut in 1968 and was elected IEEE Fellow, Institute of Electrical and Electronics Engineers in 1986.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held five (5) meetings during 1999. Each director attended or participated in 75% of the aggregate of meetings held and actions taken in 1999 by the Board of Directors.

COMMITTEES OF THE BOARD

         In April 2000 the Board of Directors established both an Audit Committee and Compensation Committee. The board members participating in each of the committees are Hedayat Amin-Arsala and Javad K. Hassan. Neither committee met in 1999. In 1999 the Board of Directors, as a whole, performed the functions of the committees.

DIRECTORS' FEES

         The Company maintains a compensation plan for outside directors, (directors who are not employees of the Company), wherein each outside director receives an initial award of 10,000 non-qualified stock options and thereafter, a grant of 5,000 non-qualified options for each year of service. In addition, outside directors receive a fee of $10,000 per year, payable quarterly, and $250 for each Board of Directors meeting or Committee of the Board meeting attended. In 1999 Steven Phillips, Javad K. Hassan and Hedayat Amin-Arsala each received an option to purchase 53,333 shares of common stock in lieu of fees. The options are exercisable at a price of $0.1875 per share (which was the closing price on the OTC Bulletin Board of the Company's Common Stock on the grant date) and expire December 31, 2009.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, the Company's executive officers and directors are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock. Copies of such reports are required to be furnished the Company. Based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that during the year ended December 31, 1999 all of its executive officers and directors complied with the requirements of Section16(a), except that: Dr. Mohd Aslami, an officer and director of the Company, did not timely file the annual Form 5 with respect to his acquisition of 1,114,644 options to purchase shares of the Company and did not timely report the acquisition by his wife of 1,271,676 shares issued on conversion of a loan in December 1999; Mr. Charles De Luca, an officer and director of the Company, did not timely file the annual Form 5 with respect to his acquisition of 515,296 options to purchase shares of the Company and did not timely report the acquisition by his wife of 1,271,676 shares issued on conversion of a loan in December 1999; and, Mr. Michael Beecher, an officer of the Company, did not timely file the annual Form 5 with respect to his acquisition of 408,972 options to purchase shares of the Company. Mr. Hedayat Amin-Arsala, a director of the Company, did not timely file the annual Form 5 with respect to his acquisition of 54,666 options to purchase shares of the Company and did not timely report his acquisition of 1,488,243 shares on conversion of a loan in December 1999. Mr. Javad K. Hassan, a director of the Company, did not file the annual Form 5 with respect to his acquisition of 53,833 options to purchase shares of the Company.


2.  PROPOSAL TO ADOPT THE COMPANY'S 2000 LONG-TERM INCENTIVE STOCK PLAN

GENERAL

         The Board is proposing for shareholder approval the Company's 2000 Long-Term Incentive Stock Plan (the "2000 Plan"). The Company does not currently have in effect any employee equity plans. The primary purposes of the 2000 Plan are (i) to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain highly competent individuals to serve as officers and other key employees and (ii) to provide a means to encourage stock ownership and proprietary interest by such persons in the Company. Under the 2000 Plan, the Company may grant stock options, stock appreciation rights ("SARs"), or stock awards, as discussed in greater detail below. Awards may be granted singly, in combination, or in tandem and may be evidenced by an agreement that sets forth the terms, conditions, and limitations of such award. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other compensation plan of the Company, including the plan of any entity acquired by (or whose assets are acquired by) the Company. All employees of the Company and its subsidiaries are eligible to participate in the 2000 Plan. Reference is made to Exhibit A to this Proxy Statement for the complete text of the 2000 Plan, which is summarized below.

DESCRIPTION OF THE 2000 PLAN

Administration

         The 2000 Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which Committee shall consist of at least two members, all of whom shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

         The 2000 Plan is intended to provide participants with stock-based incentive compensation that is not subject to the deduction limitations under
Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to its chief executive officer and four most highly compensated executive officers other than the chief executive officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as qualified performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more "outside directors;"
(ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's shareholders; and (iii) if applicable, the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. As noted above, the Committee will consist solely of "outside directors" for purposes of Section 162(m) of the Code. As a result, and based on regulations issued by the United States Department of the Treasury, certain compensation under the 2000 Plan, such as that payable with respect to stock options and SARs (Stock Appreciation Right), is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2000 Plan, such as any restricted stock award which is not subject to a performance condition to vesting, may be subject to such limit.

         Subject to the express provisions of the 2000 Plan, the Committee will have broad authority to administer and interpret the 2000 Plan as it deems necessary and appropriate. This authority includes, but is not limited to, selecting award recipients, establishing award terms and conditions, adopting procedures and regulations governing awards, and making all other determinations necessary or advisable for the administration of the 2000 Plan. The Committee may provide for the transferability of an award, including transfers to immediate family members of a participant. Except with respect to grants to persons who are subject to Section 16 of the Exchange Act, or who are or are likely to be "covered employees" within the meaning of Section 162(m) of the Code, the Committee may delegate some or all of its authority to administer the 2000 Plan to the Chairman and Chief Executive Officer or another executive officer of the Company.

Available Shares

         The 2000 Plan authorizes the issuance, in the aggregate, of up to 7,500,000 shares of Common Stock, which may be unissued shares or treasury shares; provided, that the number of shares subject to awards that are granted in substitution of awards issued by an entity acquired by (or whose assets are acquired by) the Company will not reduce the number of shares available under the 2000 Plan. To the extent shares subject to outstanding awards under the 2000 Plan are not issued by reason of the expiration, termination, cancellation, or forfeiture of such award or by reason of the tendering or withholding of shares of Common Stock to pay all or a portion of the purchase price, or to satisfy all or a portion of the tax withholding obligations relating to such award, and to the extent shares acquired pursuant to the exercise of an option or other award are repurchased by the Company, then such shares of Common Stock will again be available under the 2000 Plan. In the event of a stock dividend, stock split, merger, consolidation, recapitalization, spin-off, or other similar change or event, the number of available shares may be adjusted, as the Committee in its discretion deems appropriate.

         The maximum number of shares of Common Stock for which awards may be granted to any person in any fiscal year is 250,000. The Board of Directors may amend this limitation.

Change of Control

         The Committee may make appropriate adjustments (including acceleration of vesting and settlements of or substitutions for awards) in the event that (i) a person (subject to certain exceptions) becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding stock which may be voted on all matters submitted to shareholders generally, (ii) individuals who immediately after the Annual Meeting constitute the Board of Directors, and any new director whose nomination for election or election is recommended or approved by a majority of the directors who were directors immediately after the Annual Meeting or whose nomination or election was previously so recommended or approved, cease to constitute a majority of the Board of Directors, or (iii) the shareholders approve a reorganization, merger, or consolidation or the Company sells or disposes of all or substantially all of its property and assets (unless the Company's shareholders receive 50% or more of the voting power of the resulting entity) or the Company liquidates or dissolves, or in contemplation of any such event.

Effective Date, Termination and Amendment

         If approved by shareholders, the 2000 Plan will become effective as of the date of such approval. No stock options, SARs or other awards may be granted under the 2000 Plan after June 14, 2010, which is the day before the tenth anniversary of the date of the 2000 Plan's adoption by the Board of Directors. The Board of Directors may amend the 2000 Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation and provided that no amendment may be made without shareholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under the 2000 Plan or (ii) effect any change inconsistent with Section 422 of the Code.

Stock Options

         A stock option represents the right to purchase a specified number of shares of Common Stock during a specified period, typically up to ten years, as determined by the Committee. The purchase price per share for each stock option may not be less than 100% of the fair market value on the date of grant; provided, that a stock option granted in substitution of an award granted by an entity acquired by (or whose assets are acquired by) the Company may be granted with a purchase price that preserves the economic value of the award and with respect to a stock option granted retroactively in substitution for an option or SAR, the purchase price per share may be the fair market value on the grant date of the option or SAR. A stock option may be in the form of an incentive stock option or a non-qualified stock option. In the case of an incentive stock option granted to an optionee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiaries, as defined in the Code, the exercise price per share may not be less than 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date granted. The shares covered by a stock option may be purchased, in accordance with the applicable award agreement, by cash payment or other method permitted by the Committee, including (i) tendering shares of Common Stock, (ii) authorizing third party exercise transactions, or (iii) any combination of the above.

SARs

         An SAR represents a right to receive a payment, in cash, shares of Common Stock, or a combination thereof, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the fair market value of such shares on the date the SAR was granted. However, if an SAR is granted retroactively in substitution for a stock option, the fair market value may be the fair market value on the date the stock option was granted. The Committee may grant SARs alone or together with stock options.

Stock Awards

         A stock award represents an award made in or valued, in whole or in part, by reference to shares of Common Stock. All or part of a stock award may be payable in shares of Common Stock and may be subject to conditions and restrictions established by the Committee. Such conditions may include, but are not limited to, continuous service with the Company and its subsidiaries and/or the achievement of performance goals. The performance criteria that may be used by the Committee in granting stock awards contingent on performance goals consist of total shareholder return, net sales, operating income, income before taxes, net income, net income per share (basic or diluted), profitability as measured by return ratios, including return on invested capital, return on equity and return on investment, cash flows, market share, or cost reduction goals. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on Company or business unit performance, or on comparative performance with other companies.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain federal income tax consequences generally arising with respect to awards under the 2000 Plan.

         A participant will not recognize taxable income at the time a stock option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the stock option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

         A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

         A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

         A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time bonus stock (i.e., stock not subject to restriction) is granted in an amount equal to the then fair market value of such stock. This amount will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

         A participant will not recognize taxable income at the time performance restricted units (i.e., stock awards which are subject to performance criteria) are granted and the Company will not be entitled to a tax deduction at such time. Upon the settlement of units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount will be deductible by the Company as compensation expense, except to the extent the deduction limits of reasonable compensation and Section 162(m) of the Code apply.

STOCK PRICE

         On the Record Date, the closing price of the Common Stock on the OTC Bulletin Board was $3.75.

NEW PLAN BENEFITS

         As of the date of this Proxy Statement, no awards have been made under the 2000 Plan. Since awards will be authorized by the Committee in its sole discretion, it is not possible to determine the benefits or amounts that will be received by any particular employee or group of employees in the future.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 2000 LONG-TERM INCENTIVE STOCK PLAN.



3. RATIFICATION OF THE SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Deloitte & Touche LLP, independent certified public accountants, to audit the consolidated financial statements of the Company and its subsidiaries for 2000. Deloitte & Touche LLP was initially appointed to audit the Company's financial statements in January 1997 for the fiscal year ended December 31, 1996.

         The Company expects representatives of Deloitte & Touche LLP to attend the Meeting, to be available to respond to appropriate questions from shareholders, and to have the opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                   FOR 2000.

ADDITIONAL INFORMATION

SECURITY OWNERSHIP

         The following table sets forth certain information regarding the ownership of the Common Stock as of May 31, 2000, with respect to (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each executive officer named in the Executive Compensation Table, (iii) each director of the Company and (iv) all the directors and executive officers of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

          NAME
           AND                                                SHARES                                   %
        ADDRESS(1)                                            OWNED                                  OWNED
        ----------                                            -----                                  -----
Mohd Aslami..........................................             9,584,984     (2)                   15.9
Charles De Luca......................................             6,282,459     (3)                   10.4
Steven Phillips......................................             3,229,087     (4)                    5.4
Michael J. Beecher...................................               553,173     (5)                     .9
Hedayat Amin-Arsala..................................             2,412,940     (6)                    4.0
Javad K. Hassan......................................                53,333     (7)                     .1
Tyco Electronics Corp. (formerly AMP) ...............            10,275,829     (8)                   17.0
All directors and executive officers
  as a group (6 persons).............................            22,115,976                            36.7%

------------------------------

(1) The addresses of the persons and entities named in this table are as follows: Messrs. Aslami, De Luca, Phillips, Beecher, Amin-Arsala and Hassan, c/o FiberCore, Inc., P. O. Box 180, 253 Worcester Road, Charlton, MA 01507; Tyco Electronics Corp., 470 Friendship Road, Harrisburg, PA 17105.

(2) Includes 1,389,158 shares and warrants to purchase 323,082 shares held by Dr. Aslami's wife, 316,420 shares held by Dr. Aslami's minor child and 1,587,569 shares held by the Ariana Trust of which Dr. Aslami's wife is the trustee and his children are beneficiaries. Also includes 1,759,250 options and warrants to purchase shares of the Company and 766,406 shares issuable on conversion of debt.

(3) Includes 2,666,772 shares and warrants to purchase 323,082 shares held by Elizabeth De Luca, Mr. De Luca's wife. Also includes 835,373 options and warrants to purchase shares of the Company and 475,582 shares issuable on conversion of debt.

(4) Includes 1,498,637 options and Warrants and 730,604 shares issuable on conversion of debt to One Financial Group, Incorporated, a Company controlled by Mr. Phillips and 200,020 options and warrants.

(5)      Includes 463,477 options.

(6)      Includes 110,499 shares held by Mr. Amin-Arsala's wife.

(7) Includes options to acquire 53,333 shares to be issued to Mr. Hassan for his appointment as a director.

(8) Effective May 19, 2000, the Company and Tyco entered into a 24 month "Standstill Agreement." See Certain Transactions below for information regarding the Standstill Agreement

EXECUTIVE COMPENSATION AND OTHER MATTERS

         Following is a summary of the compensation earned and/or paid to the Company's Chief Executive Officer and its most highly compensated executive officers for the last three years.

         SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                ANNUAL COMPENSATION                                               LONG-TERM COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Position          Fiscal Year    Salary$    Bonus$      Other Annual     Restricted Stock       Securities
                                                                           Compensation         Award(s)$          Underlying
                                                                                                                 Options/SARs(#)
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Mohd Aslami                         1999         133,334     ---            ---                                      1,114,644
  Chairman, Chief Executive             1998         156,583     ---            ---                                        184,911
  Officer & President                   1997         146,500     ---            ---                                        359,752
-----------------------------------------------------------------------------------------------------------------------------------
Charles De Luca                         1999          76,761     ---            ---                                        515,296
  Managing Director,                    1998          97,116     ---            ---                                        106,324
FiberCore Jena GmbH                     1997          98,398     ---            ---                                        189,502
-----------------------------------------------------------------------------------------------------------------------------------
Michael J. Beecher                      1999          86,250     ---            ---                                        408,972
  Chief Financial Officer               1998         100,000     ---            ---                                            ---
  & Treasurer                           1997          85,000     ---            ---                                        120,000
-----------------------------------------------------------------------------------------------------------------------------------
Hans Moeller                            1999         120,000     ---            ---
  Former Managing Director,             1998         120,000     ---            ---                                            ---
FiberCore Jena GmbH                     1997         120,000     ---            ---                                        300,000
-----------------------------------------------------------------------------------------------------------------------------------


Under an agreement dated October 1, 1998, in 1999 Dr. Aslami, Mr. De Luca and Mr. Beecher accepted salary reductions of 33.3%, 33.3%, and 25.0%, respectively and were awarded stock options for these salary reductions to purchase shares of 739,644, 425,296, and 318,972, respectively. The option exercise price is $0.1875 per share, which was the closing price on the OTC Bulletin Board on the grant date.

STOCK OPTION GRANTS

         The Board of Directors has, in the past, granted options to purchase Common Stock to directors, officers and employees of the Company. Options may be granted in lieu of cash salary, accrued salary, or as additional incentives. The Company has no formal stock option plan. The Company may adopt a stock option or similar plan in the future.

         The following table lists the options granted to the executive officers during the year ended December 31, 1999.

------------------------------------------------------------------------------------------------------------------------------
                                                 INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------------------
          Name               Number of    % of Total    Exercise       Expiration         Potential       Potential realized
                            Securities     Options/      or base          Date         realized values    values at assumed
                            Underlying       SARs         price                          at assumed        annual rates of
                             Options/     Granted to    ($/Share)                      annual rates of       stock price
                               SARs        Employees                                     stock price        appreciation.
                              Granted      in Fiscal                                  appreciation for      for option term
                                (#)          Year                                        option term           10% ($)
                                                                                            5%($)
------------------------------------------------------------------------------------------------------------------------------
Dr. Mohd Aslami               739,644        27.5%        $0.1875     Oct. 1, 2008         $  5,893            $   91,530
                              375,000                     $2.125      Dec. 31, 2009        $501,150            $1,270,014
------------------------------------------------------------------------------------------------------------------------------
Charles De Luca               425,296        12.7%        $0.1875     Oct. 1, 2008         $  3,388              $ 52,630
                               90,000                     $2.125      Dec. 31, 2009        $120,276              $304,803
------------------------------------------------------------------------------------------------------------------------------
Michael J. Beecher            318,972        10.1%        $0.1875     Oct. 1, 2008         $  2,541              $ 39,472
                               90,000                     $2.125      Dec. 31, 2009        $120,276              $304,803
------------------------------------------------------------------------------------------------------------------------------

1) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of MNI common stock appreciates from the date of grant over a period of 10 years at the annualized rates of 5% and 10% , respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to the named executives from these options will be zero.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTIONS/SAR VALUES

         The following table lists the options/SARs exercised during the year and the options/SARs held by the executive officers that were unexercised at December 31, 1999.

------------------------------------------------------------------------------------------------------------------------------
                                                                    Number of Securities             Value of unexercised
                                                                   Underlying unexercised        In-the-money options/SARs at
                            Shares acquired        Value         options/SARs at FY-end (#)               FY-end ($)
          Name              on exercise (#)    Realized ($)      Exercisable/Unexercisable        Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------
Dr. Mohd Aslami                   ---               ---               975,398/744,822                $1,585,927/$715,530
------------------------------------------------------------------------------------------------------------------------------
Charles De Luca                   ---               ---               554,524/302,648                 $896,676/$412,006
------------------------------------------------------------------------------------------------------------------------------
Michael J. Beecher                ---               ---               333,734/249,486                 $452,738/$309,004
------------------------------------------------------------------------------------------------------------------------------
Hans Moeller                      ---               ---                  300,000/0                       $289,500/$0
------------------------------------------------------------------------------------------------------------------------------

CERTAIN TRANSACTIONS

         The Company has a consulting agreement with One Financial Group, Incorporated ("OFG") that provides services as a financial advisor. Mr. Steven Phillips, a director of the Company, controls of One Financial Group. The Company incurred costs of $46,000 in each of the years 1998 and 1997 under this agreement. In 1999, One Financial Group was granted options to purchase common stock of the Company in lieu of payment for services valued at $94,000.

         In April 1995, the Company issued a note to AMP, Incorporated ("AMP") (the "AMP Note"). The AMP Note was a ten year $5,000,000 convertible note. The AMP Note was collateralized by the Company's patents, patent applications, licenses, rights and royalties arising from such patents. The AMP Note was subject to prepayment on demand in the event the Company was the issuer of securities to be sold by the Company under an effective registration statement. On November 27, 1996 AMP converted $3,000,000 of principal plus $540,985 of accrued interest into 3,058,833 shares of Common Stock of the Company.

         In July 1996, AMP entered into a five year supply contract (renewable at AMP's option for an additional five year period) with the Company whereby AMP undertook to purchase from the Company at least 50% of AMP's future glass optical fiber needs. On November 27, 1996, the Company obtained an additional $3,000,000 loan at an interest rate of prime plus 1%, from AMP to facilitate the funding of the expansion of the Jena Facility. In exchange AMP received a 10 year note (the "1996 AMP Note") and common stock purchase warrants exercisable until November 27, 2001. Under the terms of the loan and warrant agreement, on November 27, 1998 the number of warrants was increased to 2,765,487 and the warrant exercise price was adjusted to $0.7232 per share. As part of the new $3,000,000 loan from AMP, Mohd A. Aslami, Charles De Luca, M. Mahmud Awan (a former director of the Company) and AMP entered into a Voting Agreement (the "Voting Agreement") pursuant to which they agreed to vote together to elect a slate of directors to the Board of Directors of the Company.


         In May 2000, Tyco, as successor to AMP, and the Company agreed to significantly revise the terms of their relationship. Under this agreement, Tyco exercised all of its common stock purchase warrants to purchase 2,765,485 shares of Common Stock for an aggregate exercise price of $2,000,000, or approximately $0.72 per share, which sum Tyco paid in cash. The agreement contemplated that the Company would utilize these funds in connection with its acquisition of a manufacturing facility in Brazil. In addition, Tyco converted (i) the $2,460,643 in principal and accrued interest owed with respect to the AMP Note into 3,419,977 shares of Common Stock at a conversion price of approximately $0.72 per share and (ii) the $4,131,493 in principal and accrued interest owed with respect to the 1996 AMP Note into 1,031,532 shares of Common Stock at a conversion price of approximately $4.01 per share. Upon conversion of the Company's indebtedness, Tyco released its related liens on the Company's assets. The Company has agreed to assist Tyco should Tyco wish to sell any of its FiberCore Common Stock in the future.

         As part of the above arrangement, the Company and Tyco terminated the Voting Agreement. In its place, effective May 19, 2000, the parties entered into a 24 month "Standstill Agreement." During the term of the Standstill Agreement, Tyco has agreed that it will not, without the prior consent of the Board of Directors or of the holders of 66 2/3% of the outstanding Common Stock not owned by Tyco, seek to effect, directly or indirectly, a change in control of the Company, nor will it seek to exercise control over the management or policies of the Company. In addition, Tyco will vote all of its Common Stock in favor of management's nominees to the Board of Directors, provided such nominees are reasonably acceptable to Tyco. Both of Messrs. Aslami and DeLuca are reasonably acceptable to Tyco.

LOANS

         During the year 1999, the Company issued notes to Dr. Aslami, Mr. De Luca and OFG , in the amounts of $192,000, $119,000 and $181,000, respectively, for previously unpaid salaries, fees and expense. Mr. Phillips, a director of the Company, controls OFG. The notes bear interest at 8.0% per year and are due on December 31, 2000. In conjunction with the notes, Dr. Aslami, Mr. De Luca and OFG were granted warrants to purchase shares of the Company of 161,441, 84,525, and 150,735, respectively. The warrants have an exercise price of $0.25 per share which was the closing trading price of the shares at the date of issue and expire on July 1, 2004. Additionally, the unpaid balance of the notes plus accrued and unpaid interest are also convertible into shares of the Company at $0.25 per share, which was the closing trading price of the shares at the date the notes were issued.

During the year, two notes each in the principal amount of $250,000, due the spouses of Dr. Aslami and Mr. De Luca, matured and were renewed. In conjunction with the renewal, each lender was granted warrants to purchase 323,082 shares of the Company at $0.26 per share and the renewed notes included conversion rights at the same $0.26 per share which was the closing trading price at the date of issue. In December 1999, these notes were converted into 2,543,352 common shares of the Company.

         Also during 1999, Mr. Amin-Arsala converted a note due him from the Company in the principal amount of $249,000 into 1,488,243 common shares of the Company.



         The following report of the Board of Directors in the next section and the performance graph below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of
Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

EXECUTIVE COMPENSATION

         The Company has not, as yet, adopted a formal executive compensation program, although it intends to adopt such program. It is expected that such plan will reflect the following executive compensation philosophy and contain the compensation components as described below. Such program may contain all or some of the components and will be subject to change by the Board of Directors.

COMPENSATION PHILOSOPHY

         The Company's mission is to be a significant provider of optical fiber and optical fiber preforms in the markets it serves. To support this and other strategic objectives as approved by the Board of Directors and to provide adequate returns to shareholders, the Company must compete for, attract, develop, motivate and retain top quality executive talent at the corporate office and operating business units of the Company during periods of both favorable and unfavorable world-wide business conditions.

         The Company's executive compensation program is a critical management tool in achieving this goal. "Pay for performance" is the underlying philosophy for the Company's executive compensation program. The program is designed to link executive pay to corporate performance, including share price, recognizing that there is not always a direct and short-term correlation between executive performance and share price. To align shareholder interests and executive rewards, significant portions of each executive's compensation will represent "at risk" pay opportunities related to accomplishment of specific business goals.

The program will be designed and administered to:

         o provide annual and longer term incentives that help focus each executive's attention on approved corporate business goals the attainment of which, in the judgment of the Board of Directors, should increase long-term shareholder value;

         o link "at risk" pay with appropriate measurable quantitative and qualitative achievements against approved performance parameters;

         o reward individual and team achievements that contribute to the attainment of the Company's business goals; and

         o provide a balance of total compensation opportunities, including salary, bonus, and longer term cash and non-cash and equity incentives, that are competitive with similarly
                  situated   companies   and   reflective   of   the   Company's
                  performance.

         In seeking to link executive pay to corporate performance, the Board believes that the most appropriate measure of corporate performance is the increase in long-term shareholder value, which involves improving such fundamental quantitative performance measures as revenue, net income, cash flow, operating margins, earnings per share and return on shareholders' equity. The Board may also consider qualitative corporate and individual factors which it believes bear on increasing the long-term value of the Company to its shareholders. These include (i) the development of competitive advantages, (ii) the ability to deal effectively with the complexity and globalization of the Company's businesses, (iii) success in developing business strategies, managing costs and improving the quality of the Company's products and services as well as customer satisfaction, (iv) the general performance of individual job responsibilities, and (v) the introduction of new products, new patents and other innovations.

COMPONENTS OF EXECUTIVE COMPENSATION PROGRAM

         The Company's executive compensation program will consist of (i) an annual salary, (ii) an annual bonus, (iii) issuance of restricted stock, and
(iv) a long-term incentive represented by stock options. As explained below, restricted stock and stock options serve to link executive pay to corporate performance, since the attainment of these awards depends upon meeting the quantitative and, if applicable, qualitative performance goals which serve to increase long-term shareholder value.

         Salary and bonus. In December of each year, the Board will set the annual salary for the following year of each executive officer, not subject to an employment contract, and establish a potential bonus opportunity executives (even those subject to employment contracts) may earn for each of the quantitative and, if applicable, qualitative performance goals established by the Committee. The Board intends to set these targets in the first half of each year after a detailed review by the Board of the Company's annual operating budget.

         Stock Options and Restricted Stock. The longer-term component of the Company's executive compensation program will consist of qualified and/or non-qualified stock option and restricted stock grants. The options generally permit the option holder to buy the number of shares of Common Stock covered by the option (an "option exercise") at a price equal to or greater than eighty-five percent (85%) of the market price of the stock at the time of grant. Thus, the options generally gain value only to the extent the stock price exceeds the option exercise price during the life of the option. Generally a portion of the options vest over a period of time and expire no later than ten years, and in many cases five years after grant. In addition, in appropriate circumstances, the Company will award restricted stock to executives. Executives will generally be subject to limitations in selling the restricted stock immediately, and therefore will have the incentive to increase shareholder value.

BASIS OF 1999 COMPENSATION

         In 1999, the Company's executive compensation was based on negotiations with each individual, consistent with what the Board believes was reasonable given the circumstances of the Company at that time. Under an agreement dated October 1, 1998, in 1999 Dr. Aslami, Mr. De Luca and Mr. Beecher accepted salary reductions of 33.3%, 33.3%, and 25.0%, respectively and were awarded stock options for these salary reductions to purchase shares of 739,644, 425,296, and 318,972, respectively. The option exercise price is $0.1875 per share, which was the closing price of the Company's Common Stock as of the date of the agreement and will expire in 2009. Also on December 31, 1999 Dr. Aslami, Mr. De Luca and Mr. Beecher were awarded options to purchase 375,000, 90,000 and 90,000, respectively, shares of common stock. The exercise price is $2.125 per share and will expire in 10 years. No bonuses were awarded for the year 1999.

BASIS OF 2000 COMPENSATION

         As indicated in the Company's executive compensation philosophy, a major factor in the Board's compensation decisions is the competitive marketplace for senior executives. In setting competitive compensation levels, the Company will compare itself to a self-selected group of companies of comparable size (a peer group), market capitalization, technological and marketing capabilities, performance and global presence with which the Company competes for executives.

PERFORMANCE GRAPH

         Set forth below is a graph comparing the monthly change in the Company's cumulative total shareholder return on its Common Stock from January 14, 1997 (the effective date of the Company's initial registration under Section 12 of the Exchange Act) to December 31, 1999 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of the Company's share price at the end of the period over the price at the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period), with the cumulative total shareholder return so calculated of the Russell 2000 Index, and a group of peer issuers in a line of business similar to the Company during the same period (the "Peer Group(1)).


                                [GRAPH OMITTED]





(1) The Peer Group consists of the following companies; Luxtec Corp., Optelecom, Inc., and SpecTran Corp. (acquired by Lucent Technologies in the first quarter of 2000)

(2) Cumulative Total Return assumes $100.00 invested at the close of trading on January 14, 1997, in FiberCore, Inc., Russell 2000 Index, and the Peer Group and assumes reinvestment of dividends.

LEGAL

         The Company is currently involved in two lawsuits pending in Massachusetts state court regarding disputes with Techman International Corp. ("Techman"). The first lawsuit relates to promissory notes issued by Techman to the Company in the amount of $418,000, plus interest, and the Company's investment of $500,000 in Fiber Optic Industries (Pakistan) Ltd. ("FOI"), a company organized and controlled by Techman. Techman has claimed that the Company owes it $418,000, plus interest, pursuant to the promissory notes. The Company has counterclaimed that Techman must return to the Company, at a minimum, the Company's $500,000 investment in FOI, due to Techman's breaches of various agreements between the parties. The Company has also asserted some of the same claims against M. Mahmud Awan ("Awan"), a former director of the Company, who controls Techman. This lawsuit is in its initial stages. Management believes that the Company's counterclaims exceed the amounts claimed by Techman and the Company plans to pursue vigorously its counterclaims against Techman and Awan.

         The second lawsuit relates to a dispute relating to shares of the Company's Common Stock issued to Techman and Awan. A portion of these shares have been canceled by the Company because of the failure of Techman and Awan to satisfy certain conditions related to their issuance. In this lawsuit, Techman alleges that the shares should not have been canceled and are validly held by Techman. The Company has counterclaimed that these shares were validly canceled, and that Awan had initially agreed to their return. The Company has also counterclaimed for a number of other shares of Common Stock which the Company over-issued to Techman and Awan and which Techman and Awan continue to hold. This lawsuit is also in its initial stages. Management believes that the Company has valid claims for the return of all of the disputed shares and the Company plans to pursue vigorously its counterclaims against Techman and Awan.

OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented at the Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, the persons named as proxies will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         Any  shareholder  proposals  intended to be presented at the  Company's
2001 annual meeting of shareholders must be received by the Secretary, FiberCore, Inc., no later than February 15, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Moreover, with regard to any proposal by a stockholder not seeking to have such proposal included in the proxy statement but seeking to have such proposal considered at the 2001 Annual Meeting, if such stockholder fails to notify the Company in the manner set forth above of such proposal no later than April 30, 2001, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2001 Annual Meeting notwithstanding that stockholders have not been advised of the proposal in the proxy statement for the 2001 Annual Meeting. Any proposals submitted by stockholders must comply in all respects with (i) the rules and regulations of the Securities and Exchange Commission, (ii) the provisions of the Company's Certificate of Incorporation and Bylaws, and (iii) Nevada law.

ANNUAL REPORT

         The Company's 1999 Annual Report is concurrently being mailed to shareholders. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Deloitte & Touche LLP, Independent Certified Public Accountants.

                                 By Order of the Board of Directors

                                 /s/ Charles De Luca
                                 Charles De Luca
                                 Secretary


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

EXHIBIT A.

                                 FIBERCORE, INC.

                       2000 LONG TERM INCENTIVE STOCK PLAN

ARTICLE I -- PURPOSES

         The purposes of the FiberCore, Inc. 2000 Long Term Incentive Stock Plan are to promote the interests of FiberCore, Inc. (the "Corporation") and its shareholders by strengthening the Corporation's ability to attract and retain highly competent officers ,other employees, directors, and consultants and to provide a means to encourage stock ownership and proprietary interest in the Corporation by such persons. The 2000 Long Term Incentive Stock Plan is intended to provide plan participants with stock-based incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

ARTICLE II -- DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

         a. "AWARD" means, individually or in the aggregate, an award granted to a Participant under the Plan in the form of an Option, a Stock Award, or an SAR (Stock Appreciation Right), or any combination of the foregoing.

         b. "AWARD AGREEMENT" means a written agreement, the form(s)of which shall be approved from time to time by the Committee, reflecting the terms of the Award granted under the Plan and includes any documents attached to or incorporated into such Award Agreement, including but not limited to, a notice of award grant and a form of exercise notice.

         c.       "BOARD" means the Board of Directors of FiberCore, Inc.

         d. "COMMITTEE" means the Compensation Committee of the Board of Directors, a subcommittee thereof, or such other committee as may be appointed by the Board of Directors. The Committee shall be comprised of two or more members of the Board of Directors who shall be "non-employee directors" under Rule 16b-3 of the Exchange Act and "outside directors" under Section 162(m) of the Code.

         e.       "CORPORATION"  means FiberCore,  Inc.,  or any entity  that is
         directly  or  indirectly   controlled  by  FiberCore,   Inc.,  and  its
         subsidiaries.

         f. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         g. "FAIR MARKET VALUE" means the fair market value of a Share as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee.

         In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a Share shall equal the volume average price as reported by Bloomberg L.P. for the principal market on which the Shares are traded.

         h. "INCENTIVE STOCK OPTION" means a stock option that complies with Section 422 of the Code, or any successor law.

         i. "NON-QUALIFIED STOCK OPTION" means a stock option that does not meet the requirements of Section 422 of the Code, or any successor law.

         j. "OPTION" means an option awarded under Article VI to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option, as determined by the Committee in its sole discretion.

         k. "PARTICIPANT" means, (i) with respect to an Incentive Stock Option, any full-time employee of the Corporation, including an officer or director of the Corporation and (ii) with respect to all other Awards which may be granted under the Plan, any individual employed by, or performing services for, the Corporation, including, without limitation, officers, directors, and consultants of the Corporation.

         l. "PLAN" means this FiberCore, Inc. 2000 Long Term Incentive Stock Plan, as amended and restated from time to time.

         m.       "SAR" means a stock appreciation right.

         n. "SHARES" means shares of the Corporation's common stock, $.001 par value per share.

         o.       "STOCK AWARD" means an Award made under Article VI in Shares.

         p.       "SUBSTITUTE AWARD" has the meaning set forth in Article V(b).


ARTICLE III -- EFFECTIVE DATE AND DURATION

         The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to the approval by the affirmative vote of the shareholders of the Company entitled to vote thereon within one year before of after the adoption of the Plan by the Board of Directors.

           In no event shall any Awards be made under the Plan after JUNE 14, 2010, which is the day before the tenth anniversary of the date of the Plan's adoption by the Board.

ARTICLE IV -- ADMINISTRATION

         The Committee shall be responsible for administering the Plan, and shall have full power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or appropriate. This power includes, but is not limited to, selecting Award recipients, establishing all Award terms and conditions, adopting procedures and regulations governing Awards, and making all other determinations necessary or advisable for the administration of the Plan. All decisions made by the Committee shall be final and binding on all persons.

         The Committee may delegate some or all of its power to the Chairman and Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, that (i) the Committee may not delegate its power with regard to the grant of an Award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code, or any successor law, or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an Award to such employee would be outstanding and
(ii) the Committee may not delegate its power with regard to the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Shares are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act), the Committee, if one has been appointed to administer all or part of the Plan, shall have the exclusive right to grant Options to Covered Employees as defined under Section 162(m) (4) (3) of the Code (generally persons subject to Section 16 of the 1934 Act) and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, to comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act and
Section 162 (m) (C) of the Code of 1986, as amended. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.

ARTICLE V -- AVAILABLE SHARES

         a. General. Subject to adjustment as provided in Article V (d) of the Plan, the number of Shares that may be issued under the Plan shall not exceed, in the aggregate, 7,500,000 shares.

         Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof. No fractional Shares shall be issued. Cash may be paid in lieu of any fractional Shares in settlement of Awards.

         b. Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of Shares that remain available for issuance, the following shares shall be added back to the limit set forth in
Article V( a) above and again be available for Awards:

                  (i) The number of Shares tendered to pay the exercise price of an Option or other Award;

                  (ii) The number of Shares withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of an Option or other Award;

                  (iii) The number of Shares subject to an Option or other outstanding Award which are not issued by reason of the expiration, termination, cancellation or forfeiture of such Award; and

                  (iv) Any Shares acquired pursuant to the exercise of an Option or other Award, which thereafter are repurchased by the Corporation.

                  In addition, the number of Shares subject to Awards that are granted in substitution of an option or other award (a "Substitute Award") issued by an entity acquired by (or whose assets are acquired by) the Corporation shall not reduce the number of Shares available under the Plan.

         c. Special Limits. The number of Shares for which Awards may be granted to any person in any calendar year shall not exceed 250,000.

         d. Adjustments. In the event of any stock dividend, stock split, combination or exchange of securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of any or all of the assets of the Corporation to shareholders, or any other similar change or event, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change or event shall be made with respect to the number and class of securities available under the Plan, the number and class of securities subject to each outstanding Option and the purchase price per security, the terms of each outstanding SAR, and the number and class of securities subject to each outstanding Stock Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options without an increase in the aggregate purchase price. If any such adjustment would result in a fractional security being (a) available under the Plan, such fractional security shall be disregarded, or (b) subject to an Award, the Corporation shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise price, if any, of such Award.

ARTICLE VI -- AWARDS

         a. General. The Committee shall determine the type or types of Award(s) to be made to each Participant. Awards may be granted singly, in combination or in tandem. In the sole discretion of the Committee, Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other compensation plan of the Corporation including a plan of any entity acquired by (or whose assets are acquired by) the Corporation. The Committee shall have full authority to determine and specify in the Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an Award. With respect to the foregoing, the terms and conditions of an Incentive Stock Option may (but need not) include any of the following provisions:

                  (i) In the event the full-time employment of a Participant is terminated by the Corporation or any parent or subsidiary (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law) of the Corporation for any reason other than "for cause," as determined by the Board, the unexercised portion of any Incentive Stock Option held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Incentive Stock Option as of the date on which he ceased to be so employed.

                  (ii) In the event the full-time employment of a Participant is terminated by the Corporation or any parent or subsidiary (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law) of the Corporation "for cause," as determined by the Board, or if such employment is terminated voluntarily by the Participant, the unexercised portion of any Incentive Stock Option held by such Participant shall terminate immediately effective the date the Participant ceased to be so employed.

                  (iii) In the event a Participant shall cease to be employed by the Corporation or any parent or subsidiary (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law) of the Corporation on a full time basis by reason of his "disability" (within the meaning of Section 422 of the Code or any successor law) or on account of death or retirement, the unexercised portion of any Incentive Stock Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed (or for such shorter exercise periods that may apply for purposes of Section 422 of the Code, or any successor law), and only to the extent that the Participant could have otherwise exercised such Incentive Stock Option as of the date on which the Participant ceased to be so employed.

         b. Types of Awards. The types of Awards that may be granted under the Plan are:

                  (i) Options. An Option shall represent the right to purchase a specified number of Shares during a specified period up to ten years as determined by the Committee. The purchase price per Share for each Option shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its parent (as defined in Section 424(e) of the Code, or any successor law) or its subsidiaries) of the Fair Market Value on the date of grant; provided, that a Substitute Award may be granted with a purchase price per Share that is intended to preserve the economic value of the award which the Substitute Award replaced. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted. If an Option is granted retroactively in substitution for an SAR, the Fair Market Value in the Award agreement may be the Fair Market Value on the grant date of the SAR. An Option may be in the form of an Incentive Stock Option or a Non-Qualified Stock Option, as determined by the Committee.;. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Shares (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its parent and subsidiaries (as those terms are defined in Sections 424(e) and 424(f) of the Code, or any successor law)) shall not exceed $100,000.

                  (ii) SARs. An SAR shall represent a right to receive a payment, in cash, Shares or a combination, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the Fair Market Value on the grant date of the SAR as set forth in the Award Agreement, except that if an SAR is granted retroactively in substitution for an Option, the designated Fair Market Value in the Award agreement may be the Fair Market Value on the grant date of the Option. An SAR may be granted alone or in addition to other Awards, or in tandem with an Option. An SAR granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, an SAR shall cover the same number of Shares as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option (which, in the case of an SAR granted after the grant of the related Option, may be less than the Fair Market Value per Share on the date of grant of the tandem SAR). Upon exercise of an SAR granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of Shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the Shares covered by the tandem grant, the tandem SAR shall be canceled automatically to the extent of the number of Shares covered by the Option exercise.

                  (iii) Stock Awards. A Stock Award shall represent an Award made in or valued in whole or in part by reference to Shares, such as performance or phantom shares or units. Stock Awards may be payable in whole or in part in Shares. All or part of any Stock Award may be subject to conditions and restrictions established by the Committee, and set forth in the Award Agreement or other plan or document, which may include, but are not limited to, continuous service with the Corporation, and/or the achievement of one or more performance goals. The performance criteria that may be used by the Committee in granting Stock Awards contingent on performance goals shall consist of total shareholder return, net sales, operating income, income before income taxes, net income, net income per share (basic or diluted), profitability as measured by return ratios, including return on invested capital, return on equity and return on investment, cash flows, market share or cost reduction goals. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on Corporation or business unit performance, or based on comparative performance with other companies.

ARTICLE VII -- AWARD CONSIDERATION.

          The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) delivery of Participant's promissory note with such recourse, interest, security and redemption provisions as the Committee determines to be appropriate (subject to the provisions of Nevada General Corporation Law); (4) cancellation of indebtedness; (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the applicable laws. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Committee may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

ARTICLE VIII -- DIVIDENDS AND DIVIDEND EQUIVALENTS

         The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's Plan account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

ARTICLE IX -- PAYMENTS AND PAYMENT DEFERRALS

         Payment of Awards may be in the form of cash, Shares, other Awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Share equivalents.

ARTICLE X -- TRANSFERABILITY

         a. Unless otherwise specified in an Award Agreement, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. The interests of Participants under the Plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of Code or any state's income tax act, or pursuant to an agreement between a Participant and the Corporation, may not be voluntarily sold, transferred, alienated, assigned or encumbered.

         b. Notwithstanding the foregoing, the Committee, in its discretion and subject to such limitations and conditions as the Committee deems appropriate, may (i) amend Awards of Incentive Stock Options to convert the Options granted thereby to Non-Qualified Stock Options, or (ii) grant Non-Qualified Stock Options, in each case on terms which permit the Participant to transfer all or a part of the Option, for estate or tax planning purposes or for donative purposes, and without consideration, to a member of the
Participant's immediate family (as defined by the Committee), a trust for the exclusive benefit of such immediate family members, or a partnership, corporation or limited liability company the equity interests of which are owned exclusively by the Participant and/or one or more members of the Participant's family.

ARTICLE XI -- CHANGE OF CONTROL

         Either in contemplation of or in the event of a Change of Control (as defined below), the Committee may provide for appropriate adjustments (including acceleration of vesting and settlements of or substitutions for Awards either at the time an Award is granted or at a subsequent date).

         A "Change of Control" shall occur when:

         a. a "Person" (which term, when used in this Article X, shall have the meaning it has when it is used in Section 13(d) of the Exchange Act, but shall not include the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Stock (as defined below) of the Corporation) is or becomes, without the prior consent of a majority of the Continuing Directors of the Corporation (as defined below), the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing fifty 50% percent or more of the combined voting power of the Corporation's then outstanding securities; or

         b. the shareholders of the Corporation approve a reorganization, merger or consolidation or the Corporation sells, or otherwise disposes of, all or substantially all of the Corporation's property and assets, or the Corporation liquidates or dissolves (other than a reorganization, merger, consolidation or sale which would result in all or substantially all of the beneficial owners of the Voting Stock of the Corporation outstanding immediately prior thereto continuing to beneficially own, directly or indirectly (either by remaining outstanding or by being converted into voting securities of the resulting entity), more than fifty percent of the combined voting power of the voting securities of the Corporation or such entity resulting from the transaction (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's property or assets, directly or indirectly) outstanding immediately after suchtransaction in substantially the same proportions relative to each other as their ownership immediately prior to such transaction); or

         c.       the   individuals   who  are   Continuing   Directors  of  the
Corporation (as defined below) cease for any reason to constitute at least a majority of the Board of the Corporation.

         The term "Continuing Director" means (i) any member of the Board who is a member of the Board immediately after the 2000 annual meeting of shareholders, or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Corporation, which by its terms may be voted on all matters submitted to shareholders of the Corporation generally.

ARTICLE XII -- AWARD AGREEMENTS

         Awards may be evidenced by an agreement that sets forth the terms, conditions and limitations of such Award. Such terms may include, but are not limited to, the term of the Award, the vesting schedule, including an early exercise election, the provisions applicable in the event the Participant's employment terminates, and the Corporation's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award.

         The Committee need not require the execution of any such agreement by a Participant, in which case acceptance of the Award by the respective Participant shall constitute agreement by the Participant to the terms of the Award.

ARTICLE XIII -- AMENDMENTS

         The Board may amend the Plan at any time as it deems necessary or appropriate, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code, or any successor law; provided, however, that no amendment shall be made without shareholder approval if such amendment would increase the maximum number of Shares available under the Plan (subject to Article V (d)), or effect any change inconsistent with Section 422 of the Code, or any successor law. No amendment may impair the rights of a holder of an outstanding Award without the consent of such holder. The Board may suspend the Plan or discontinue the Plan at any time; provided, that no such action shall adversely affect any outstanding Award.

ARTICLE XIV -- MISCELLANEOUS PROVISIONS

         a. Employment Rights. The Plan does not constitute a contract of employment and participation in the Plan will not give a Participant the right to continue in the employ of the Corporation on a full-time, part-time, or any other basis. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

         b. Governing Law. Except to the extent superseded by the laws of the United States, the laws of the State of Nevada, without regard to its conflict of laws principles shall govern in all matters relating to the Plan.

         c. Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan.

         d. Withholding. The Corporation shall have the right to withhold from any amounts payable under the Plan all federal, state, foreign, city and local taxes as shall be legally required. To the extent provided in the terms of the Award Agreement, the Participant may satisfy any federal, state, or local tax withholding obligation relating to the exercise or acquisition of Shares under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold common stock from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Shares under the Award; or (iii) delivering to the Company owned and unencumbered Shares.

         e. Effect on Other Plans or Agreements. Payments or benefits provided to a Participant under any stock, deferred compensation, savings, retirement or other employee benefit plan are governed solely by the terms of such plan.

         f. Foreign Employees. Without amending the Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Corporation or its subsidiaries operates or has employees.

         g. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         h. Conditions upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure to issue or deliver and Shares under the Plan unless such issuance or delivery would comply with applicable laws, with such compliance determined by the Company in consultation with its legal counsel.

As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.


                                             /s/ Charles De Luca
                                             -------------------
Dated:  June 14, 2000                        Charles De Luca
                                             Secretary

PROXY

                                 FIBERCORE, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints each of Mohd A. Aslami and Charles DeLuca (with full power to act without the other and each with full power to appoint his substitute) as the undersigned's Proxies to vote all shares of Common Stock of the undersigned in FiberCore, Inc. (the "Company"), a Nevada corporation, which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Seaport Hotel, (The World Trade Center), 164 Northern Ave., Boston, Massachusetts 02210, on Thursday, July 27, 2000, at 9:00 A.M., Eastern Daylight Time or at any adjournments thereof as follows:

1.       Election of Directors

         Dr. Mohd A. Aslami, Charles De Luca

2.       Approval of the Company's 2000 Long-Term Incentive Stock Plan

3. The ratification of selection of Deloitte & Touche LLP as the Company's independent certified public accountants for 2000

4. In their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

Place "X" Only In One Box

1.       Election of Nominees                                                           3.       Appointment of Accountants

         For All           Withhold All     For All Except As                           For       Against          Abstain
                                            Listed Below
                                            Exceptions:

          / /                  / /          ----------------------------                / /         / /              / /

                                            ----------------------------




2.       Ratification of 2000 Long-Term Incentive Stock Plan

         For               Against          Abstain

         / /                 / /              / /


The shares of Common Stock represented by this Proxy, when properly executed, will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted FOR the election of the nominees listed in item 1 and FOR the proposals in items 2 and 3.

The undersigned hereby revokes any Proxy or Proxies to vote shares of Common Stock of the Company heretofore given by the undersigned.

Please date, sign exactly as name appears on this Proxy, and return in the enclosed envelope. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving his/her title, and affix corporate seal. If a partnership, sign in partnership name by authorized person. In the case of joint ownership, each joint owner must sign.


----------------------------------
Date


----------------------------------
Signature


----------------------------------
Signature if held jointly


                                       1